                             BERKSHIRE FOCUS FUND




                                     1999
                      Semi-Annual Report to Shareholders

[Graphic Omitted]

                             FROM OUR PERSPECTIVE

                          WE SEE A WORLD OF UNLIMITED

                           INVESTMENT OPPORTUNITIES.



Right now, at this very moment, the companies we have invested in are working hard on your behalf to create shareholder value. How do we find such dedicated companies? You can start with our strategic location in Silicon Valley. You see, from our vantage point we have a front row seat to the greatest technological revolution mankind has ever seen. So if there is a company positioned to benefit from the revolution, you can bet there's a good chance we already know about them. Finding the best investment opportunities for your money has always been the key to our success.

                              PERFORMANCE SUMMARY


              Average annual total return for periods ended 6/30/99

                                                                  Since (a)
                                     Year-to-date     1-Year     Inception
      ---------------------------------------------------------------------
      Berkshire Focus Fund               29.26%       99.63%      51.89%
      Dow Jones Industrial Average       20.45%       24.70%      21.67%
      S&P 500 Index                      12.38%       22.76%      26.40%
      NASDAQ Composite Index             22.70%       42.28%      37.01%
      ---------------------------------------------------------------------
     (a) The inception date of the Fund was July 1, 1997.
     (b) Returns are not annualized.



                               RELATIVE PERFORMANCE
                   Growth of a Hypothetical $10,000 Investment


                              [GRAPH DEPICTED HERE]


                                 S&P 500       BERKSHIRE FOCUS
                                  INDEX             FUND
                  MONTH         $ AMOUNT         $ AMOUNT
                  ------        ---------      -------------
                  JUN-97         $10,000         $ 10,000
                  JUL-97          10,795           10,000
                  AUG-97          10,191            9,950
                  SEP-97          10,748           10,050
                  OCT-97          10,390            9,500
                  NOV-97          10,870            9,510
                  DEC-98          11,057            8,738
                  JAN-98          11,179            9,699
                  FEB-98          11,985           10,174
                  MAR-98          12,598           10,174
                  APR-98          12,725           10,346
                  MAY-98          12,506           10,043
                  JUN-98          13,014           11,539
                  JUL-98          12,876           11,560
                  AUG-98          11,017            9,314
                  SEP-98          11,722           11,287
                  OCT-98          12,675           11,620
                  NOV-98          13,443           14,078
                  DEC-98          14,217           17,822
                  JAN-99          14,811           20,835
                  FEB-99          14,351           19,177
                  MAR-99          14,925           22,776
                  APR-99          15,503           23,740
                  MAY-99          15,138           20,976
                  JUN-99          15,977           23,036



The Berkshire Focus Fund is subject to greater risk than more diversified funds because of its concentration of investments in fewer companies and certain segments of a single industry. Specific risks associated with investments in the technology industry (as described in the Prospectus) could cause the Fund's share price to fluctuate dramatically. Please read the Prospectus carefully before investing.

The Fund's performance information assumes reinvestment of all dividends and includes all fund expenses. Performance data quoted represents past performance, which is not a guarantee of future results. Both return from and the principal value of an investment in the Fund will fluctuate so that any investor's shares, when redeemed, may be worth more or less than their original cost.

The  Dow Jones Industrial Average (DJIA), the Standard & Poor's 500 Index (S&P
500), and the NASDAQ Composite (NASDAQ) each represent an unmanaged, broad-based basket of stocks. They are typically used as a proxy for overall market performance.




Berkshire Funds

Dear Shareholder:

We are pleased to report the Berkshire Focus Fund enjoyed another period of exceptional performance. We met our goal of delivering superior returns to our shareholders by posting a gain of 29.26% for the six-months ended June 30, 1999. In comparison our primary benchmark, the S&P 500 Index, returned 12.38% for the period. These strong results helped make the Fund the 22nd best-performing equity fund in the U.S. for the 12-months ended June 30, 1999 according to Lipper, Inc., a leading mutual fund rating company.

Our heavy weighting in technology stocks were a significant contributor to the Fund's solid results. We remain focused on investing in only the top-tier technology companies with great business models, dominant franchises and strong growth prospects. Cisco Systems, the Fund's largest holding, recorded a gain of 39% for the period as it continued to benefit from the explosive growth of the Internet. Cisco is the world's leading supplier of high-performance networking equipment used in building out the Internet's infrastructure. Also contributing to the Fund's performance was our sizable position in Microsoft which appreciated by 30%. The company's dominance in the PC market remained unchallenged and the proliferation of the sub-$1,000 PC helped further fuel unit growth for its operating systems and software packages. Another significant holding of the Fund was EMC which recorded a gain of more than 29% for the first six-months. The company is the premier franchise for supplying data storage systems used by mainframes and network file servers. As we look ahead, we believe the business fundamentals for these technology leaders will remain strong.

An important theme of the Fund for 1999 has been to invest in companies supplying infrastructure to the Internet. A company that we have been particularly excited about is our investment in Exodus Communications. A top holding of the Fund since the first quarter, the company's share price has appreciated over 143% since our initial purchase. Exodus builds and maintains Internet Data Centers that secure companies mission-critical Internet operations. Similarly, we have also established new positions in companies that supply infrastructure components for the Internet. A leader in this area is Broadcom which designs and makes semiconductor chips that go into broadband products like cable modems and set-top boxes. Since our initial purchase, Broadcom's shares have gained more than 47%.

Going forward, we anticipate the economy will continue to grow at a steady rate with relatively low inflation, an environment which is favorable for financial assets. Our focus, as always, will be to identify those companies that are poised to benefit from the powerful trends emerging in the marketplace. As a result, you can be confident our in-depth research combined with our strategic location in Silicon Valley will enable us to continue to find the best investment opportunities for your money.

We appreciate your confidence in our abilities and thank you for your investment in the Berkshire Focus Fund.


/s/ Malcolm R. Fobes III
------------------------
Malcolm R. Fobes III
Portfolio Manager
Berkshire Focus Fund


                                                   1999 Semi-Annual Report | 3

[Graphic Omitted]

                             FINANCIAL STATEMENTS
                                (as of 6/30/99)


                           Portfolio of Investments


                      Statement of Assets and Liabilities


                            Statement of Operations


                      Statement of Changes in Net Assets


                             Financial Highlights


                         Notes to Financial Statements




                                                   1999 Semi-Annual Report | 5

                           PORTFOLIO OF INVESTMENTS
                           June 30, 1999 (unaudited)



Shares                                                        Value
------                                                        -----

            COMPUTERS - 4.7%                              $ 411,378
            -------------------------------------------------------
 5,720      Dell Computer Corp.*                            211,640
 2,900      Sun Microsystems, Inc.*                         199,738

            ELECTRONIC COMMERCE - 5.6%                      496,181
            -------------------------------------------------------
 1,570      Amazon.com, Inc.*                               196,446
 1,985      eBay, Inc.*                                     299,735

            FINANCE - 7.7%%                                 676,643
            -------------------------------------------------------
 3,670      Charles Schwab Corp.                            402,553
 2,710      E*Trade Group, Inc.*                            108,231
 2,750      Knight/Trimark Group, Inc.*                     165,859

            INTERNET SERVICES - 21.7%                     1,914,581
            -------------------------------------------------------
 6,425      America Online, Inc.*                           708,356
 2,600      CNET, Inc.*                                     149,825
 2,730      Excite@Home Corp.*                              147,249
 1,475      Inktomi Corp.*                                  192,580
 1,350      Lycos, Inc.*                                    124,031
 3,440      Yahoo!, Inc.*                                   592,540

            NETWORKING - 17.8%                            1,566,127
            -------------------------------------------------------
17,810      Cisco Systems, Inc.*                          1,148,745
 3,480      Exodus Communications, Inc.*                    417,382

            SEMICONDUCTORS - 5.9%                           516,516
            -------------------------------------------------------
 2,260      Broadcom Corp., (Class A)*                      326,711
 3,190      Intel Corp.                                     189,805

            STORAGE DEVICES - 8.2%                          722,689
            -------------------------------------------------------
13,110      EMC Corp. - Mass*                               722,689

            SOFTWARE - 13.1%                              1,155,853
            -------------------------------------------------------
11,395      Microsoft Corp.*                              1,027,687
 1,350      Veritas Software Corp.*                         128,166

            TELECOMMUNICATIONS EQUIPMENT - 8.9%             789,382
            -------------------------------------------------------
 2,880      Lucent Technologies, Inc.                       194,220
 1,600      Qualcomm, Inc.*                                 229,600
 3,310      Tellabs, Inc.*                                  223,632
   855      Uniphase Corp.*                                 141,930

            TELEPHONE - 2.3%                                201,825
            -------------------------------------------------------
 2,340      MCI Worldcom, Inc.*                             201,825

            TOTAL COMMON STOCKS - 95.9%
            (Cost $7,886,342)                             8,451,175
            -------------------------------------------------------

            OTHER ASSETS LESS LIABILITIES - 4.1%            366,038
            -------------------------------------------------------

            NET ASSETS - 100%
            Equivalent to $21.25 per share              $ 8,817,213
            =======================================================
            *Non-income producing
            (see accompanying notes to financial statements)




Berkshire Funds

                      STATEMENT OF ASSETS AND LIABILITIES
                           June 30, 1999 (unaudited)



ASSETS

Investment securities:
    At acquisition cost                                  $ 7,886,342
====================================================================
    At market value (Note 1)                             $ 8,451,175
Cash in bank                                                  57,110
Interest receivable                                                4
Receivable for securities sold                               322,204
--------------------------------------------------------------------
    TOTAL ASSETS                                           8,830,493
--------------------------------------------------------------------


LIABILITIES

Accrued expenses                                              13,280
--------------------------------------------------------------------
    TOTAL LIABILITIES                                         13,280
--------------------------------------------------------------------

NET ASSETS                                               $ 8,817,213
====================================================================


Net assets consist of:

Paid-in-capital                                          $ 8,329,720
Accumulated net investment loss                             (34,261)
Accumulated net realized gains (losses)
    from security transactions                              (43,079)
Net unrealized appreciation on investments                   564,833
--------------------------------------------------------------------
Net assets                                               $ 8,817,213
====================================================================


Shares of beneficial interest outstanding (indefinite
    number of shares authorized, par value $1.00)            414,951
====================================================================


Net assets value, offering price and redemption
    price per share (Note 1)                                 $ 21.25
====================================================================
(see accompanying notes to financial statements)




                                                   1999 Semi-Annual Report | 7

                            STATEMENT OF OPERATIONS
               For the Six Months Ended June 30, 1999 (unaudited)



INVESTMENT INCOME

    Interest                                                $    352
    Dividends                                                  6,168
--------------------------------------------------------------------
        TOTAL INVESTMENT INCOME                                6,520
--------------------------------------------------------------------


EXPENSES
    Investment advisory fees (Note 3)                         30,587
    Administrative fees (Note 3)                              10,214
--------------------------------------------------------------------
        TOTAL EXPENSES                                        40,801
--------------------------------------------------------------------


NET INVESTMENT INCOME                                       (34,281)
--------------------------------------------------------------------


REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) from security transactions      (43,079)
Net change in unrealized appreciation on investments         460,273
--------------------------------------------------------------------


NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS    417,194
--------------------------------------------------------------------


NET INCREASE IN NET ASSETS FROM OPERATIONS                 $ 382,913
====================================================================
(see accompanying notes to financial statements)




Berkshire Funds

                      STATEMENT OF CHANGES IN NET ASSETS
     For the Periods Ended June 30, 1999 (unaudited) and December 31, 1998

                                                                 Six-Months         Year
                                                                    Ended           Ended
                                                                   6/30/99        12/31/98
                                                                   --------       --------

FROM OPERATIONS:

    Net investment income                                        $ (34,281)       $    440
    Net realized gains (losses) from security transactions         (43,079)         24,183
    Net change in unrealized appreciation on investments            460,273        117,173
------------------------------------------------------------------------------------------
Net increase in net assets from operations                          382,913        141,796
==========================================================================================


DISTRIBUTIONS TO SHAREHOLDERS:

    From net investment income                                            0          (420)
    From net realized gain on investments                                 0       (21,571)
------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                 0       (21,991)
==========================================================================================


FROM CAPITAL SHARE TRANSACTIONS:

    Proceeds from shares sold                                     9,501,145        109,780
    Net asset value of shares issued in reinvestment
         of distributions to shareholders                                 0         21,991
    Payments for shares redeemed                                (1,419,833)              0
------------------------------------------------------------------------------------------
Net increase in net assets from capital share transactions        8,081,312        131,771
==========================================================================================

TOTAL INCREASE IN NET ASSETS                                      8,464,225        251,576


NET ASSETS:

    Beginning of period                                             352,988        101,412
------------------------------------------------------------------------------------------
    End of period                                                $ 8,817,213     $ 352,988
==========================================================================================


CAPITAL SHARE ACTIVITY:

   Shares sold                                                     466,860          8,415
    Shares issued on reinvestment of dividends                            0          1,321
    Shares redeemed                                                (73,383)              0
------------------------------------------------------------------------------------------
    Net increase in shares outstanding                              393,477          9,736
    Shares outstanding, beginning of period                          21,474         11,738
    Shares outstanding, end of period                               414,951         21,474
==========================================================================================
(see accompanying notes to financial statements)




                                                   1999 Semi-Annual Report | 9

                             FINANCIAL HIGHLIGHTS
          Selected Per Share Data and Ratios for a Share Outstanding
                            Throughout Each Period

                                                    Six Months       Year         Period (a)
                                                      Ended          Ended         Ended
                                                     6/30/99        12/31/98      12/31/97
                                                   (Unaudited)
                                                   -----------      ---------     ---------

NET ASSET VALUE AT BEGINNING OF PERIOD              $ 16.44         $ 8.64        $ 10.00
-----------------------------------------------------------------------------------------


INCOME FROM INVESTMENT OPERATIONS:

    Net investment income                            (0.43)           0.03           0.10
    Net realized and unrealized
      gains (losses) on investments                    5.24           8.97         (1.36)
-----------------------------------------------------------------------------------------
Total from investment operations                       4.81           9.00         (1.26)
-----------------------------------------------------------------------------------------


LESS DISTRIBUTIONS:

    Distributions from net realized gains              0.00         (1.18)           0.00
    Distributions from net investment income           0.00         (0.02)         (0.10)
-----------------------------------------------------------------------------------------
Total distributions                                    0.00         (1.20)          (.10)
-----------------------------------------------------------------------------------------

NET ASSET VALUE AT END OF PERIOD                    $ 21.25        $ 16.44         $ 8.64
=========================================================================================


TOTAL RETURN (Note 3)                               29.26%(b)      104.17%       (12.60%)(b)


SUPPLEMENTAL DATA AND RATIOS:

Net assets at end of period (thousands)             $  8,817       $   353        $   101
    Ratio of expenses to average net assets(c)         1.93%         1.93%          1.00%(b)
    Ratio of expenses to average net assets(d)         1.93%         0.00%          0.00%
    Ratio of net investment income to
        average net assets(c)                          0.31%        (1.66%)         0.12%
    Ratio of net investment income to
        average net assets(d)                          0.31%         0.26%          1.12%(b)
    Portfolio turnover rate                            34.7%(b)      136.0%         13.0%(b)


(a) Represents the period from the commencement of operations
   (July, 1 1997) to December 31, 1997.
(b) Not annualized.
(c) Before fee waiver.
(d) After fee waiver.
(See accompanying notes to financial statements)


Berkshire Funds

                         NOTES TO FINANCIAL STATEMENTS
                           June 30, 1999 (unaudited)



1. Significant Accounting Policies

The Berkshire Funds (formerly Berkshire Capital Investment Trust) (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust was organized as a business trust under the state of Delaware on November 25, 1996 and is authorized to issue an indefinite number of shares of beneficial interest, par value $1.00 per share. Shares have non-cumulative voting rights, do not have preemptive subscription rights and are freely transferable. The Berkshire Focus Fund (formerly Berkshire Capital Growth & Value Fund) (the "Fund") is a non-diversified series of the Trust. The Fund's investment objective is to seek long-term capital appreciation through investments in equity securities.

The following is a summary of the Fund's significant accounting policies:

Securities valuation - The Fund's portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange, normally 4:00 p.m., Eastern time. Securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange, or, if not traded, at the most recent bid price. Securities which are traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the most recent bid price, as obtained from one or more of the major market makers for such securities. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

Repurchase agreements - Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost which, together with accrued interest, approximates market. At the time the Fund enters into a repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement.

Share valuation - The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share of the Fund is equal to the net asset value per share.

Investment income - Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

Distributions to shareholders - Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year. Dividends from net investment income and capital gain distributions are determined in accordance with income tax regulations.

Security transactions - Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.




                                                  1999 Semi-Annual Report | 11

                         NOTES TO FINANCIAL STATEMENTS
                            June 30, 1999 (unaudited)


Federal income tax - It is the Fund's policy to comply with the special provisions of the Internal Revenue Code (the Code) available to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.


2. Investment Transactions

Purchases and sales of investment securities, other than U.S. Government obligations and short-term investments, were $9,216,263 and $1,415,876 respectively. Net gain on investments for the period ended June 30, 1999 were $417,194. That amount represents the net increase in value of investments held during the period.

For federal income tax purposes, the cost of investments owned at June 30, 1999 was the same as identified cost. At June 30, 1999 the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:


                      Appreciation          $ 988,051
                      Depreciation          (423,218)
                                            ---------
                      Net Appreciation      $ 564,833
                                            =========

3.  Related Party Transactions/ Investment Advisory and Administrative Fees

Certain officers and directors of the Trust are also officers and directors of Berkshire Capital Holdings, Inc. ("Berkshire Capital"). The Trust has an Investment Advisory Agreement and a separate Administration Agreement with Berkshire Capital. Under the terms of the Investment Advisory Agreement, Berkshire Capital will receive a fee accrued each calendar day (including weekends and holidays) at a rate of 1.5% per annum of the daily net assets of the Fund. Under the Administration Agreement, Berkshire Capital receives a fee as compensation for services rendered, facilities furnished and expenses assumed. Such fee is computed as a percentage of the Fund's daily net assets and are accrued each calendar day (including weekends and holidays). The administration fee is based on the following schedule:


                     Percentage      Daily Net Asset Range
                     ----------      ---------------------
                       .50%          $0 to $50 million
                       .45%          $50 to $200 million
                       .40%          $200 to $500 million
                       .35%          $500 to $1 billion
                       .30%          excess of $1 billion


Berkshire Funds

                         NOTES TO FINANCIAL STATEMENTS
                           June 30, 1999 (unaudited)


Berkshire Capital may at its discretion, forego fees normally paid to it by the Trust for services rendered. For the period ending December 31, 1998 Berkshire Capital has waived all investment advisory and administration fees. The foregoing of such fees for 1998 had a material effect on the Fund's expense ratio and yield to the shareholders. Such material effect was the subsequent lowering of the Fund's expense ratio resulting in the increase of the yield to the shareholders.




This report is provided for the general information of the shareholders of The Berkshire Funds. This report is not intended for distribution to prospective investors in the Berkshire Focus Fund, unless preceded or accompanied by an effective prospectus. For more information regarding the Berkshire Focus Fund, including charges and expenses, visit our webiste at www.berkshirefunds.com or call toll-free 1-877-526-0707 for a free prospectus. Please read it carefully before you invest or send money.



                                                  1999 Semi-Annual Report | 13

[LOGO]


                                            THE BERKSHIRE FUNDS
                                            475 Milan Drive
                                            Suite #103
                                            San Jose, CA 95134
                                            (Toll-Free) 1-877-526-0707



                                            BOARD OF TRUSTEES
                                            Malcolm R. Fobes III
                                            Ronald G. Seger
                                            Leland F. Smith
                                            Andrew W. Broer



                                            INVESTMENT ADVISER
                                            Berkshire Capital Holdings, Inc.
                                            475 Milan Drive
                                            Suite #103
                                            San Jose, CA 95134



                                            COUNSEL
                                            Brown, Cummins & Brown Co., L.P.A.
                                            3500 Carew Tower
                                            441 Vine Street
                                            Cincinnati, Ohio 45202



                                            TRANSFER AGENT
                                            Mutual Shareholder Services
                                            1301 East Ninth Street
                                            Suite #1005
                                            Cleveland, OH 44114



                                            CUSTODIAN
                                            Fifth Third Bank
                                            38 Fountain Square Plaza
                                            Cincinnati, OH 45263